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                                                                   Exhibit 10.11


                          CITICORP NORTH AMERICA, INC.
                        388 GREENWICH STREET, 19TH FLOOR
                                 NEW YORK, 10013



                                  June 1, 2004

Hayes Lemmerz International, Inc.
15300 Centennial Drive
Northville, Michigan 48167
Attention: Gary Findling

             Re: Waiver of Certain Post Closing Covenants

Ladies and Gentlemen:


          Reference is made to that certain Credit Agreement, dated as of June 3, 2003 (as amended, modified or supplemented from time to time, the "Credit Agreement"), among HLI Operating Company, Inc., a Delaware corporation (the "Borrower"), Hayes Lemmerz International, Inc., a Delaware corporation ("Holdings"), the Lenders (as defined in the Credit Agreement), the Issuers (as defined in the Credit Agreement) and Citicorp North America, Inc. as administrative agent for the Lenders and the Issuers (in such capacity, the "Administrative Agent"), Lehman Commercial Paper Inc., as syndication agent, and General Electric Capital Corporation, as documentation agent. Capitalized terms used herein and not defined shall have the respective meanings ascribed to such terms in the Credit Agreement.

          Pursuant to Section 7.13 of the Credit Agreement, the Borrower is obligated to comply with the terms and conditions set forth on Schedule 7.13 to the Credit Agreement. Clause D of such Schedule 7.13 requires that, except as otherwise may be agreed by the Administrative Agent, Holdings and the Borrower shall have caused the Intercompany Loan Documents listed on Annex C (Post Closing Intercompany Loan Documents) to Schedule 7.13 to be executed and delivered prior to August 1, 2003 (or such later date as the Administrative Agent shall agree) and that each such Intercompany Loan Document shall be in form and substance reasonably acceptable to the Administrative Agent. Holdings and the Borrower have previously requested and the Administrative Agent has previously agreed to extend the date prior to which the Intercompany Loan Documents are required to be delivered by Holdings and the Borrower under
Schedule 7.13 from August 1, 2003 to June 1,2004.

          The Administrative Agent hereby agrees to waive (a) compliance with Clause D of Schedule 7.13 solely with respect to (x) the Pledge and Security Agreement by and among HLI Swiss Holdings, LLC, HLI (Europe), LLC and each of the other entities listed on the signature pages thereof, in favor of HLI Netherlands B.V., as an Intercompany Lender (the "U.S. Law Security Agreement"), and (y) any Intercompany Loan Documents that have not, as of the date hereof, been fully executed and delivered by Holdings and/or the Borrower to the Administrative Agent for the following Class II Jurisdictions:


          (i) Belgium;

          (ii) Brazil; and

          (iii) The Netherlands;





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and (b) any Event of Default resulting solely from such Intercompany Loan
Documents (including, without limitation, the U.S. Law Security Agreement) not being fully executed and delivered to the Administrative Agent as required by Clause D of Schedule 7.13.

          The execution, delivery and effectiveness of this letter agreement shall not, except as expressly provided herein, operate as a release or waiver of any right, power or remedy of the Administrative Agent under the Credit Agreement, the Pledge and Security Agreement or any other Loan Document, nor constitute a release or waiver of any provision of the Credit Agreement, the Pledge and Security Agreement or any of the other Loan Documents, including, without limitation, Section 7.11 of the Credit Agreement.



                            [SIGNATURE PAGE FOLLOWS]









                                       2
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          Please evidence your receipt and acceptance of this letter agreement by signing the acknowledgment below. This letter agreement may be executed and delivered in counterparts, each of which when so executed and delivered, shall be deemed an original and all of which taken together shall constitute one and the same original agreement.

                                           Very truly yours,

                                           CITICORP NORTH AMERICA, INC.
                                           as Administrative Agent



                                           By: /s/Keith Gerding
                                              ---------------------------------
                                              Name:  Keith Gerding
                                              Title: Vice-President







ACCEPTED AND AGREED
as of the date first above written.


HLI OPERATING COMPANY, INC. as Borrower

By:
   ----------------------------------
   Name:
   Title:


 HAYES LEMMERZ INTERNATIONAL, INC.
        as Holdings

 By:
    -------------------------------
    Name:
    Title:


                           [SIGNATURE PAGE TO WAIVER]

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          Please evidence your receipt and acceptance of this letter agreement by signing the acknowledgment below. This letter agreement may be executed and delivered in counterparts, each of which when so executed and delivered, shall be deemed an original and all of which taken together shall constitute one and the same original agreement.

                                           Very truly yours,

                                           CITICORP NORTH AMERICA, INC.
                                           as Administrative Agent



                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:







ACCEPTED AND AGREED
as of the date first above written.


HLI OPERATING COMPANY, INC. as Borrower

By:  /s/Gary J Findling
   ----------------------------------
   Name: Gary J Findling
   Title:TREASURER


 HAYES LEMMERZ INTERNATIONAL, INC.
        as Holdings

 By:  /s/Gary J Findling
    -------------------------------
    Name: Gary J Findling
    Title:TREASURER


                           [SIGNATURE PAGE TO WAIVER]